Intangible assets, net (Details 3) In Thousands, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 CNY
Intangible assets, net
2015	$ 743	4,621
2016	743	4,621
2017	743	4,621
2018	743	4,621
2019 and thereafter	16,420	102,065
Total amortization expenses	$ 19,392	120,549